UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported)
April 8, 2010
TARGA RESOURCES PARTNERS LP
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-33303 (Commission File Number)	65-1295427 (IRS Employer Identification No.)
1000 Louisiana, Suite 4300
Houston, TX 77002
(Address of principal executive office and Zip Code)
(713) 584-1000
(Registrants’ telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01—Entry into a Material Definitive Agreement.
          On April 9, 2010, Targa Resources Partners LP (the “Partnership”) entered into an Underwriting Agreement (the “Underwriting Agreement”) with Barclays Capital Inc., Citigroup Global Markets Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriters”), and Targa LP Inc., a Delaware corporation (the “Selling Unitholder”), providing for the offer and sale by the Selling Unitholder in a firm commitment underwritten offering of 8,500,000 common units representing limited partner interests in the Partnership (“Common Units”) at a price of $27.50 per Common Unit ($26.40 per Common Unit, net of underwriting discounts) (the “Offering”). Pursuant to the Underwriting Agreement, the Selling Unitholder granted the Underwriters a 30 day option to purchase up to an additional 1,275,000 Common Units to cover over-allotments, if any, on the same terms as those Common Units sold by the Selling Unitholder. The sale of the 8,500,000 Common Units pursuant to the Underwriting Agreement is expected to close on April 14, 2010. The Common Units to be sold pursuant to the Underwriting Agreement were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to an effective registration statement on Form S-3 (File No. 333-165959) (the “Registration Statement”).
          In the Underwriting Agreement, the Partnership and the Selling Unitholder agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make because of any of those liabilities. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by reference.
          Certain of the underwriters and their affiliates have engaged, and may in the future engage, in investment banking and other commercial dealings in the ordinary course of business with the Partnership or its affiliates for which they have received, or may in the future receive, customary fees and commissions. The Underwriters and their affiliates may currently, and may from time to time in the future, engage in transactions with and perform services for the Partnership and its affiliates in the ordinary course of business. Affiliates of Barclays Capital Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and Deutsche Bank Securities Inc. are lenders under the credit agreement of Targa Resources, Inc. and, accordingly, may receive a substantial portion of the proceeds from the Offering if the proceeds are applied to the repayment of borrowings under such credit agreement. In addition, affiliates of Merrill Lynch, Pierce, Fenner & Smith Incorporated own an approximately 6.5% fully diluted indirect ownership interest in Targa Resources Investments Inc.
Item 2.02—Results of Operations and Financial Condition.
          On April 8, 2010, the Partnership issued a press release disclosing that its preliminary estimated results for the first quarter of 2010 indicate net income attributable to the Partnership for the quarter will approximate $9 million to $13 million and Adjusted EBITDA for the quarter will approximate $58 million to $62 million. These current estimated ranges for the first quarter of 2010 are based on preliminary estimates and, accordingly, remain subject to change. These changes could be significant.
          This current report, including the press release furnished as Exhibit 99.1 hereto, includes the non-generally accepted accounting principle, or non-GAAP, financial measure Adjusted EBITDA. The press release provides reconciliations of this non-GAAP financial measure to its most directly comparable financial measure calculated and presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”) as well as other disclosures about this non-GAAP measure. Our non-GAAP financial measure of Adjusted EBITDA should not be considered as an alternative to the GAAP measure of net income.
          The information furnished pursuant to this Item 2.02, including Exhibit 99.1, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and will not be incorporated by reference into any filing under the Securities Act of 1933, as amended, unless specifically identified therein as being incorporated therein by reference.
Item 7.01—Regulation FD Disclosure.
          On April 9, 2010, the Partnership issued a press release announcing the pricing of the Common Units. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01—Other Events.
     In connection with the Offering, the Partnership is filing the opinions of Vinson & Elkins L.L.P. as part of this Current Report on Form 8-K that is to be incorporated by reference into the Registration Statement. The opinions of Vinson & Elkins L.L.P. are filed herewith as Exhibits 5.1 and 8.1 and are incorporated herein by reference.
Item 9.01 — Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 9, 2010, by and among Targa Resources Partners LP, Targa LP Inc. and the Underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibit 5.1 and Exhibit 8.1 hereto)

99.1	Targa Resources Partners LP Press Release dated April 8, 2010

99.2	Targa Resources Partners LP Press Release dated April 9, 2010
Forward Looking Statements
Statements contained in this current report and in the exhibits to this report that state the Partnership’s or its management’s expectations or predictions of the future are forward-looking statements. The Partnership’s actual results could differ materially from those projected in such forward-looking statements. Factors that could affect those results include those mentioned in the documents that the Partnership has filed with the Securities and Exchange Commission.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TARGA RESOURCES PARTNERS LP
	By:	Targa Resources GP LLC,
its general partner

Dated: April 14, 2010	By:	/s/ Jeffrey J. McParland
Jeffrey J. McParland
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Underwriting Agreement, dated as of April 9, 2010, by and among Targa Resources Partners LP, Targa LP Inc. and the Underwriters named therein.

5.1	Opinion of Vinson & Elkins L.L.P.

8.1	Opinion of Vinson & Elkins L.L.P. relating to tax matters

23.1	Consent of Vinson & Elkins L.L.P. (included in its opinions filed as Exhibit 5.1 and Exhibit 8.1 hereto)

99.1	Targa Resources Partners LP Press Release dated April 8, 2010

99.2	Targa Resources Partners LP Press Release dated April 9, 2010